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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2006
                                                          --------------

                              Alleghany Corporation
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9371                   51-0283071
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


7 Times Square Tower, 17th Floor, New York, New York                     10036
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     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 27, 2006, Alleghany Corporation issued a press release on the subject of its 2006 first quarter consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

         99.1     2006 First Quarter Earnings Release, dated April 27, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ALLEGHANY CORPORATION


Date: April 28, 2006                                By:  /s/ Jerry G. Borrelli
                                                         -----------------------
                                                         Name: Jerry G. Borrelli
                                                         Title: Vice President



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                                INDEX TO EXHIBITS



Exhibit Number                          Exhibit Description
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
     99.1              2006 First Quarter Earnings Release, dated April 27, 2006